OMB APPROVAL
UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549	OMB Number: 3235-0060
Expires: July 31, 2021
Estimated average burden hours per response ......9.21

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 4, 2020

BANGI, Inc.
(Exact name of registrant as speciﬁed in its charter)

Nevada	000-52057	47-0930829
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identiﬁcation No.)

41000 Woodward Ave., Suite 350 East, Bloomfield Hills, MI	48304
(Address of principal executive oﬃces)	(Zip Code)

Registrant’s telephone number, including area code  833.226.4462

Compass Biotechnologies, Inc.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K ﬁling is intended to simultaneously satisfy the ﬁling obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as deﬁned in Rule 405 of the Securities Act of 19 33 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised ﬁnancial accounting standards provided pursuant to Section 13(a) o f the Exchange Act. ☐

SEC 873 (05-19)	Potential persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

Item 5.02 Departure of Directors or Certain Oﬃcers

The Company today filed an 8-K relating to changes in management and board members. Details of these changes can be found under Exhibit A filed herewith.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANGI, INC.

Date: May 4, 2020	By:	/s/ Nicole Birch
Nicole Birch, Interim CEO

3

UNANIMOUS CONSENT TO ACTION IN LIEU OF A SPECIAL MEETING

OF THE BOARD OF DIRECTORS OF BANGI, INC.

Pursuant to the Authority granted to Bangi Investments, LLC to take action without a meeting pursuant to the Articles of Incorporation of BANGI, Inc., a Nevada Corporation (the “Company”), do hereby consent to, adopt, ratify, confirm and approve, as of the date indicated below, the following recitals and resolutions, as evidenced by their signature hereunder:

WHEREAS, Director Willard Jackson twelve months term of service on the Board of Directors ended December 11, 2019;

WHEREAS, Director Willard Jackson continued to serve on the Board of Directors from the end of his term, December 11, 2019 to April 19, 2020;

WHEREAS, Director Hill Harper twelve months term of service on the Board of Directors ended February 9, 2020;

WHEREAS, Director Hill Harper continued to serve on the Board of Directors from the end of his term, February 9, 2020 to April 19, 2020;

WHEREAS, Director Rick Shykora twelve months term of service on the Board of Directors ended April 5, 2020;

WHEREAS, Director Rick Shykora continued to serve on the Board of Directors from the end of his term, April 5, 2020 to April 19, 2020;

WHEREAS, Chairman and CEO Neil Parsan has tendered his resignation from the Board of Directors on April 18, 2020;

WHEREAS, the Company believes it is in the best interest of the Company to accept Neil Parsan’s resignation;

WHEREAS, the undersigned Bangi Investments, LLC, being the 75% majority shareholder of Bangi, Inc., duly empowered to appoint new officers and directors and to consent and approve the actions of the Board of Directors;

NOW, THEREFORE, be it:

RESOLVED, that Directors Willard Jackson, Hill Harper and Richard Shykora terms of service on the Board of Directors has ended;

RESOLVED, that the resignation of Neil Parsan as Chairman of the Board of Directors and CEO of the Company is hereby accepted to take effect immediately;

RESOLVED, that Nicole Birch is hereby appointed Chairperson of the Board of Directors and CEO of the Company effective immediately;

RESOLVED, that the Officers of said Corporation be, and they hereby are, authorized to sign any and all documents and perform any and all acts on behalf of the Corporation, in their discretion, deem necessary, desirable and/or appropriate; and be it.

4

FURTHER RESOLVED, that the Chief Executive Officer and Secretary of the Corporation hereby are, and each of them with the full authority to act without the others hereby is, authorized, in the name and on behalf of the Corporation, to execute all other documents necessary to facilitate the actions of the Company as described herein, including making the necessary adjustments to the financial statements of the Corporation.

IN WITNESS WHEREOF, we hereby set our hands this 21st day of April, 2020.

Bangi Investments, LLC for Bangi, Inc.

By:
Nicole Birch, President

5